Exhibit 99.1

HENRY SCHEIN, INC.

PRO FORMA CONSOLIDATED STATEMENT OF INCOME (UNAUDITED)

	Nine Months Ended September 29, 2018
Dollars in thousands, except per share amounts	Historical Henry Schein, Inc. (As Reported)	Distribution of the Henry Schein Animal Health Business	Other Adjustments	Notes	Pro Forma Henry Schein, Inc.- Continuing Operations
Net sales	$9,826,793	$(2,881,747)			$6,945,046
Cost of sales	7,141,569	(2,356,339)			4,785,230

Gross profit	2,685,224	(525,408)			2,159,816

Operating expenses:
Selling, general and administrative	2,027,138	(402,762)			1,624,376
Litigation settlements	38,488	—			38,488
Transaction costs related to Animal Health spin-off	18,670	—	(18,670)	(A)	—
Restructuring costs	27,511	(7,788)			19,723

Operating income (loss)	573,417	(114,858)	18,670		477,229

Other income (expenses):
Interest income	15,429	(4,323)			11,106
Interest expense	(56,466)	1,897	22,945	(B)	(31,624)
Other, net	(802)	(972)			(1,774)

Income (loss) before taxes and equity in earnings of affiliates	531,578	(118,256)	41,615		454,937
Income tax (expense) benefit	(124,084)	28,608	(6,387)	(C)	(101,863)
Equity in earnings of affiliates	15,622	(793)			14,829

Net income (loss)	423,116	(90,441)	35,228		367,903
Less: Net income attributable to noncontrolling interests	(20,208)	7,593			(12,615)
Net income (loss) attributable to the company	$402,908	$(82,848)	$35,228		$355,288

Earnings per common share
Basic (a)	$2.63				$2.32
Diluted (b)	$2.62				$2.31
Weighted average common shares outstanding
Basic (a)	152,970				152,970
Diluted (b)	153,982				153,982

HENRY SCHEIN, INC.

PRO FORMA CONSOLIDATED STATEMENT OF INCOME (UNAUDITED)

	Year Ended December 30, 2017
Dollars in thousands, except per share amounts	Historical Henry Schein, Inc. (As Reported)	Distribution of the Henry Schein Animal Health Business	Other Adjustments	Notes	Pro Forma Henry Schein, Inc.- Continuing Operations
Net sales	$12,461,543	$(3,578,105)			$8,883,438
Cost of sales	9,062,440	(2,925,664)			6,136,776

Gross profit	3,399,103	(652,441)			2,746,662

Operating expenses:
Selling, general and administrative	2,539,734	(482,274)			2,057,460
Litigation settlements	—	—			—
Transaction costs related to Animal Health spin-off	—	—			—
Restructuring costs	—	—			—

Operating income (loss)	859,369	(170,167)			689,202

Other income (expenses):
Interest income	17,553	(5,115)			12,438
Interest expense	(53,654)	2,587	15,790	(B)	(35,277)
Other, net	(420)	(919)			(1,339)

Income (loss) before taxes and equity in earnings of affiliates	822,848	(173,614)	15,790		665,024
Income tax (expense) benefit	(362,506)	41,375	(6,142)	(C)	(327,273)
Equity in earnings of affiliates	16,587	(1,295)			15,292
Loss on sale of equity investment	(17,636)	—			(17,636)

Net income (loss)	459,293	(133,534)	9,648		335,407
Less: Net income attributable to noncontrolling interests	(52,994)	27,690			(25,304)
Net income (loss) attributable to the company	$406,299	$(105,844)	$9,648		$310,103

Earnings per common share
Basic (a)	$2.59				$1.98
Diluted (b)	$2.57				$1.96
Weighted average common shares outstanding
Basic (a)	156,787				156,787
Diluted (b)	158,208				158,208

HENRY SCHEIN, INC.

PRO FORMA CONSOLIDATED STATEMENT OF INCOME (UNAUDITED)

	Year Ended December 31, 2016
Dollars in thousands, except per share amounts	Historical Henry Schein, Inc. (As Reported)	Distribution of the Henry Schein Animal Health Business		Other Adjustments	Notes	Pro Forma Henry Schein, Inc.- Continuing Operations
Net sales	$11,571,668		$(3,352,782)			$8,218,886
Cost of sales	8,345,195		(2,732,216)			5,612,979

Gross profit	3,226,473		(620,566)			2,605,907

Operating expenses:
Selling, general and administrative	2,409,008		(452,245)			1,956,763
Litigation settlements	—		—			—
Transaction costs related to Animal Health spin-off	—		—			—
Restructuring costs	45,891		(7,269)			38,622

Operating income (loss)	771,574		(161,052)			610,522

Other income (expenses):
Interest income	13,275		(4,915)			8,360
Interest expense	(31,893)		1,957			(29,936)
Other, net	2,879		(8)			2,871

Income (loss) before taxes and equity in earnings of affiliates	755,835		(164,018)			591,817
Income tax (expense) benefit	(217,958)		37,446			(180,512)
Equity in earnings of affiliates	18,518		(1,408)			17,110

Net income (loss)	556,395		(127,980)			428,415
Less: Net income attributable to noncontrolling interests	(49,617)		29,966			(19,651)
Net income (loss) attributable to the company	$506,778	$	(98,014)	$		$408,764

Earnings per common share
Basic (a)	$3.14					$2.53
Diluted (b)	$3.10					$2.50
Weighted average common shares outstanding
Basic (a)	161,641					161,641
Diluted (b)	163,723					163,723

HENRY SCHEIN, INC.

PRO FORMA CONSOLIDATED STATEMENT OF INCOME (UNAUDITED)

	Year Ended December 26, 2015
Dollars in thousands, except per share amounts	Historical Henry Schein, Inc. (As Reported)	Distribution of the Henry Schein Animal Health Business	Other Adjustments	Notes	Pro Forma Henry Schein, Inc.- Continuing Operations
Net sales	$10,629,719	$(2,978,964)			$7,650,755
Cost of sales	7,622,765	(2,448,078)			5,174,687

Gross profit	3,006,954	(530,886)			2,476,068

Operating expenses:
Selling, general and administrative	2,238,051	(386,109)			1,851,942
Litigation settlements	—	—			—
Transaction costs related to Animal Health spin-off	—	—			—
Restructuring costs	34,931	(8,344)			26,587

Operating income (loss)	733,972	(136,433)			597,539

Other income (expenses):
Interest income	12,935	(4,670)			8,265
Interest expense	(26,008)	2,005			(24,003)
Other, net	(141)	(2,024)			(2,165)

Income (loss) before taxes and equity in earnings of affiliates	720,758	(141,122)			579,636
Income tax (expense) benefit	(211,391)	29,587			(181,804)
Equity in earnings of affiliates	14,060	(760)			13,300

Net income (loss)	523,427	(112,295)			411,132
Less: Net income attributable to noncontrolling interests	(44,369)	24,664			(19,705)
Net income (loss) attributable to the company	$479,058	$(87,631)	$		$391,427

Earnings per common share
Basic (a)	$2.89				$2.36
Diluted (b)	$2.85				$2.33
Weighted average common shares outstanding
Basic (a)	165,687				165,687
Diluted (b)	168,250				168,250

HENRY SCHEIN, INC.

PRO FORMA CONSOLIDATED BALANCE SHEET (UNAUDITED)

	September 29, 2018
Dollars in thousands	Historical Henry Schein, Inc. (As Reported)	Distribution of the Henry Schein Animal Health Business	Other Adjustments		Notes	Pro Forma Henry Schein, Inc.- Continuing Operations
Assets
Current assets:
Cash and cash equivalents	$119,740	$(21,804)	$			$97,936
Accounts receivable, net	1,627,640	(436,522)				1,191,118
Inventories, net	1,932,855	(491,729)				1,441,126
Prepaid expenses and other	513,717	(78,581)				435,136

Total current assets	4,193,952	(1,028,636)				3,165,316
Property and equipment, net	374,051	(66,367)				307,684
Goodwill	2,685,681	(694,943)				1,990,738
Other intangibles, net	618,201	(220,795)				397,406
Investments and other	518,425	(122,418)				396,007

Total assets	$8,390,310	$(2,133,159)		$—		$6,257,151

Liabilities and Equity
Current liabilities:
Accounts payable	$1,136,120	$(335,645)	$			$800,475
Bank credit lines	1,144,881	—		(1,144,881)	(D)	—
Current maturities of long-term debt and capital leases	12,482	(679)		(10,948)	(D)	855

Accrued expenses:
Payroll and related	259,180	(35,884)				223,296
Taxes	180,163	(20,129)				160,034
Other	496,959	(81,850)				415,109

Total current liabilities	3,229,785	(474,187)		(1,155,829)		1,599,769
Long-term debt and capital leases	1,000,315	(23,389)		(265,971)	(D)	710,955
Deferred income taxes, net	45,947	(7,683)				38,264
Other liabilities	415,045	(40,440)				374,605

Total liabilities	4,691,092	(545,699)		(1,421,800)		2,723,593
Redeemable securities and noncontrolling interests	282,502	(91,637)				190,865
Equity:
Common Stock	1,524	—				1,524
Retained earnings	3,191,260	(1,551,707)		1,421,800	(D)	3,061,353
Accumulated other comprehensive loss	(219,649)	55,884				(163,765)

Total company’s equity	2,973,135	(1,495,823)		1,421,800		2,899,112
Noncontrolling interests	443,581	—				443,581

Total equity (deficit)	3,416,716	(1,495,823)		1,421,800		3,342,693

Total liabilities, redeemable noncontrolling interests and equity	$8,390,310	$(2,133,159)		$—		$6,257,151

HENRY SCHEIN, INC.

PRO FORMA CONSOLIDATED FINANCIAL STATEMENTS (UNAUDITED)

Notes to Pro Forma Consolidated Financial Statements (Unaudited)

The unaudited pro forma consolidated statements of income for the nine months ended September 29, 2018 and for the year ended December 30, 2017 and the unaudited pro forma consolidated balance sheet as of September 29, 2018, include the following pro forma adjustments:

(A)

Reflects the removal of all non-recurring transaction costs related to the previously announced separation of Henry Schein, Inc.’s (the “Company”) Animal Health business (the “Henry Schein Animal Health Business”) (the “Separation”) which were incurred by the Company during the nine months ended September 29, 2018. These costs were primarily for tax, information technology, advisory fees, and other professional services.

(B)

Reflects a reduction in interest expense in connection with debt securities expected to be repaid by the Company in February 2019 using the proceeds from the Separation and related transactions. The interest adjustment is based on the historical interest expense associated with the borrowings to be repaid upon Separation and related transactions.

(C)	Adjusted to reflect the income tax effects of the pro forma adjustments at the applicable statutory tax rates.

(D)

Represents the adjustment for the repayment of debt from the net proceeds of the distribution of $1,120.0 million from Covetrus, Inc., a wholly owned subsidiary of the Company prior to the Separation (“Covetrus”) incurred in connection with a debt financing by Covetrus, the issuance of $361.1 million of shares of Covetrus common stock to certain institutional accredited investors in connection with the Separation and the merger with Direct Vet Marketing, Inc. (d/b/a Vets First Choice) (“Vets First Choice”) , $14.0 million related to the sale of two business units associated with the Separation and related transactions, offset by $73.3 million related to the buyout of certain minority interests in connection with the Separation and related transactions.